Employee Benefit Plan	9 Months Ended	12 Months Ended
	Sep. 30, 2016	Dec. 31, 2015
Compensation and Retirement Disclosure [Abstract]
Employee Benefit Plan

5. Employee Benefit Plan

The Company has a defined contribution 401(k) saving plan covering all employees satisfying certain eligibility requirements. The plan permits, but does not require, contributions by the Company. The Company did not make any contributions pursuant to the plan during the three and nine months ended September 30, 2016 and 2015.

7. Employee Benefit Plan

The Company has a defined contribution 401(k) saving plan covering all employees satisfying certain eligibility requirements. The plan permits, but does not require, Company contributions; the Company did not make any contributions for the year ended December 31, 2015 and 2014.